UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2020

DOLLAR GENERAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 MISSION RIDGE GOODLETTSVILLE, TN	37072
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.875 per share	DG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 28, 2020, Dollar General Corporation (the “Company”) issued a news release regarding results of operations and financial condition for the fiscal 2020 first quarter (13 weeks) ended May 1, 2020. The news release is furnished as Exhibit 99 hereto.

The information contained within this Item 2.02, including the information in Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Annual Meeting of the Company’s Shareholders (the “Annual Meeting”) was held on May 27, 2020. The following are the final voting results on proposals considered and voted upon by shareholders, each of which is described in more detail in the Company’s definitive proxy statement (the “Proxy Statement”) for the Annual Meeting filed with the Securities and Exchange Commission on April 2, 2020 and the Company’s additional definitive proxy soliciting materials for the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2020.

The following individuals were elected to serve as directors of the Company, each of whom will hold office until the Annual Meeting of the Company’s Shareholders to be held in 2021 and until his or her successor is duly elected and qualified. Votes were cast as follows:

Name	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Warren F. Bryant	204,427,135	5,390,707	136,649	12,460,267
Michael M. Calbert	202,892,711	6,924,751	137,029	12,460,267
Patricia D. Fili-Krushel	207,380,067	2,441,966	132,458	12,460,267
Timothy I. McGuire	209,167,348	650,864	136,279	12,460,267
William C. Rhodes, III	204,883,178	4,935,048	136,265	12,460,267
Debra A. Sandler	208,803,210	877,345	273,936	12,460,267
Ralph E. Santana	208,379,728	1,427,620	147,143	12,460,267
Todd J. Vasos	207,425,017	2,392,389	137,085	12,460,267

The resolution regarding the compensation of the Company’s named executive officers as disclosed in the Proxy Statement was approved on an advisory (non-binding) basis.  Votes were cast as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
192,129,214	15,574,079	2,251,198	12,460,267

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2020 was ratified.  Votes were cast as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
215,117,911	7,145,179	151,668	0

Amendments to the amended and restated charter, as amended, of the Company to replace supermajority voting requirements with a majority voting requirement as described in the Proxy Statement were approved.  Votes were cast as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
209,625,680	239,383	89,428	12,460,267

An amendment to the amended and restated bylaws of the Company to replace the supermajority voting requirement with a majority voting requirement as described in the Proxy Statement was approved. Votes were cast as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
209,607,535	254,486	92,470	12,460,267

ITEM 7.01	REGULATION FD DISCLOSURE.

The information set forth in Item 2.02 above is incorporated herein by reference. The news release also:

•
sets forth statements regarding, among other things, the Company’s outlook, as well as the Company’s planned conference call to discuss the reported financial results, the Company’s outlook, and certain other matters; and

•
announces that on May 27, 2020, the Company’s Board of Directors declared a quarterly cash dividend of $0.36 per share on the Company’s outstanding common stock payable on or before July 21, 2020 to shareholders of record on July 7, 2020.

The information contained within this Item 7.01, including the information in Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired. N/A
(b)	Pro forma financial information. N/A
(c)	Shell company transactions. N/A
(d)	Exhibits. See Exhibit Index to this report.

EXHIBIT INDEX

Exhibit No.	Description

99	News release issued May 28, 2020

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2020	DOLLAR GENERAL CORPORATION

	By:	/s/ Rhonda M. Taylor
Rhonda M. Taylor
Executive Vice President and General Counsel

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